Exhibit 99.1

Wells Fargo & Company

$2,501,000,000 Notes due 2016

Securities Purchase and Registration Rights Agreement

February 10, 2011

To the Representative

named in Schedule I

hereto of the Purchasers

named in Schedule II hereto

Ladies and Gentlemen:

Wells Fargo & Company, a Delaware corporation (the “Company”), proposes to issue and sell to the purchasers named in Schedule II hereto (the “Purchasers”) for whom you are acting as Representative (the “Representative”) $2,501,000,000 aggregate principal amount of Notes due 2016 of the Company (the “Securities”). The Securities are to be issued under the indenture identified in Schedule I hereto (the “Indenture”), with Citibank, N.A. as the trustee (the “Trustee”).

1. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of the Securities set forth opposite such Purchaser’s name in Schedule II hereto in exchange for receipt from such Purchaser of the principal amount of Remarketable Junior Subordinated Notes of the Company (the “Junior Subordinated Notes”) set forth opposite such Purchaser’s name in Schedule II hereto. The Junior Subordinated Notes were issued pursuant to the First Supplemental Indenture to the Indenture, each dated as of February 1, 2006 and between the Company (as successor to Wachovia Corporation) and U.S. Bank National Association, as Trustee. Each Purchaser represents and warrants to the Company that it is an accredited investor as defined in Regulation D under the Securities Act of 1933, as amended.

The Company understands that each Purchaser may retain or sell the Securities from time to time in its absolute discretion. If a Purchaser provides a written notice in the form set forth in Schedule III hereto that such Purchaser proposes to make a public offering of the Securities (a “Public Offer Notice”), then the provisions set forth in Annex A to Schedule III shall apply with respect to such Purchaser. Each Purchaser represents and warrants to, and agrees with, the Company that any sale or other disposition of the Securities shall be made only pursuant to an effective registration statement under the Securities Act of 1933, as amended, as contemplated by the provisions set forth in Annex A to Schedule III.

2. Delivery and Payment. Delivery of, and payment for, the Securities shall be made at the office, on the date and at the time specified in Schedule I hereto (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Payment for the Securities to be purchased on the Closing Date shall be made by the Purchasers’ tender of the Junior Subordinated Notes to the Company. Delivery of the Securities to be purchased on the Closing Date shall be made to the Purchasers, with any transfer taxes payable in connection with the sale of such Securities to the Purchasers duly paid by the Company, against delivery by the Purchasers of the Junior Subordinated Notes. Delivery of the Securities will be made through the facilities of The Depository Trust Company (“DTC”) unless the Purchasers shall otherwise instruct.

3. Representations and Warranties. The Company represents and warrants to, and agrees with, each Purchaser that:

(a) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(b) The Securities have been duly authorized and when duly executed by the Company and authenticated, issued and delivered in the manner provided for in the Indenture and delivered against delivery of the Junior Subordinated Notes as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(c) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

4. Agreements. The Company agrees with each Purchaser that:

(a) The Company will pay all expenses incident to the performance of its obligations under this Agreement.

(b) The Company will cooperate with the Purchasers and use all commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through DTC, the Euroclear System and Clearstream Banking S.A., as applicable.

5. Conditions to the Obligations of the Purchasers. The obligations of the Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company shall have furnished to the Purchasers the opinion of Mary E. Schaffner, Senior Company Counsel of the Company, dated the Closing Date, to the effect that:

(A) the Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and conduct its business as described in its Annual Report on Form 10-K for the year ended December 31, 2009, as supplemented by its Quarterly Reports of Form 10-Q for the quarterly periods ended March 31, 2010, June 30, 2010 and September 30, 2010, and is duly registered as a financial holding company and a bank holding company under the Bank Holding

Company Act of 1956, as amended; Wells Fargo Bank, N.A. (“Wells Fargo Bank”) is a national banking association authorized to transact the business of banking under the National Bank Act of 1864, as amended; and WFC Holdings Corporation (together with Wells Fargo Bank, the “Significant Subsidiaries”) is a duly organized and validly existing corporation under the laws of the State of Delaware;

(B) each of the Company and the Significant Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction which requires such qualification wherein it owns or leases any material properties or conducts any material business, except where the failure to so qualify would not have any material adverse effect upon the business, condition or properties of the Company and its subsidiaries, taken as a whole;

(C) all of the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. §55 in the case of Wells Fargo Bank) nonassessable, and are owned directly or indirectly by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

(D) this Agreement has been duly authorized, executed and delivered by the Company;

(E) no consent, approval, authorization or order of any court or government agency or body is required for the consummation of the transactions contemplated herein;

(F) neither the issue and sale of the Securities nor the fulfillment of the terms hereof or of the Indenture and the Securities will result in a breach of, or constitute a default under, any indenture or other agreement or instrument to which the Company or any Significant Subsidiary is a party or bound and which constitutes a material contract and is set forth as an exhibit to the Company’s most recent Annual Report on Form 10-K or any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or any other indenture or material agreement or instrument known to such counsel and to which the Company or any Significant Subsidiary is a party or bound, the breach of which would have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole, or violate any order, law or regulation known to such counsel to be applicable to the Company or any Significant Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any Significant Subsidiary; nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-Laws of the Company; and

(G) the Indenture has been duly authorized, executed and delivered by the Company and the Securities have been duly authorized and executed by the Company.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Minnesota and the Delaware General Corporation Law or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of counsel who are satisfactory to counsel for the Purchasers; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and public officials.

(b) The Company shall have furnished to the Purchasers the opinion of Sullivan & Cromwell LLP, special counsel to the Company, dated the Closing Date, to the effect that the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939; the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. In rendering the foregoing opinion, such counsel may assume that the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware and that the Indenture has been duly authorized, executed and delivered by the Trustee.

(c) The Purchasers shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture and other related matters as the Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(d) The Company shall have furnished to the Purchasers a certificate of the Company, signed by any Senior Vice President or Executive Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company in Section 3 hereof are true and correct on and as of the Closing Date, with the same effect as if made on such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(e) At or prior to the Closing Date, the Purchasers shall be in possession of the Junior Subordinated Notes.

If (i) any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Purchasers and their counsel, this Agreement and all obligations of the Purchasers hereunder may be cancelled on, or at any time prior to, the Closing Date by the Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

6. Reimbursement of Purchasers’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Purchasers set forth in Section 5 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Purchasers upon demand for all out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

7. Representations and Agreements to Survive. The respective agreements, representations, warranties and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchasers or any of its officers, directors or controlling persons, and will survive delivery of and payment for the Securities.

8. Notices. Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by facsimile, telex, telecopier, or telegram and confirmed to the recipient, and any such notice shall be effective when received if sent to the Purchasers, care of the Representative, at the address specified in Schedule I hereto, or if sent to the Company, at 444 Market Street, MAC: 0195-171, San Francisco, California, 94111.

9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, and no other person will have any right or obligation hereunder.

10. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Purchasers and any affiliate through which any Purchaser may be acting, on the other, (b) the Purchasers are acting as principal and not as an agent or fiduciary of the Company under this Agreement and (c) the Company’s discussions with the Purchasers in connection with the purchase and sale of the Securities pursuant to this Agreement and the process leading up to the purchase and sale of the Securities pursuant to this Agreement is as an independent party and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the purchase and sale of the Securities pursuant to this Agreement and the process leading up to such purchase and sale (irrespective of whether the Purchasers have advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Purchasers have rendered advisory services of any nature or respect, or owe an agency or fiduciary duty to the Company, in connection with the purchase and sale of the Securities pursuant to this Agreement or the process leading to such purchase and sale.

11. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company and the Purchasers, or any of them, with respect to the subject matter hereof.

12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Purchasers.

Very truly yours,

WELLS FARGO & COMPANY

By:	/s/ Barbara S. Brett
	Name:	Barbara S. Brett
	Title:	Senior Vice President and Assistant Treasurer

The foregoing Agreement is hereby confirmed and accepted.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Sharon Harrison
	Name:	Sharon Harrison
	Title:	Director

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Yurij Slyz
	Name:	Yurij Slyz
	Title:	ED

[Signature Page to Wells Fargo & Company Securities Purchase and Registration Rights Agreement]

SCHEDULE I

Securities Purchase and Registration Rights Agreement dated February 10, 2011 (this “Agreement”)

Indenture:	Indenture dated as of July 21, 1999 between Wells Fargo & Company and Citibank, N.A., as trustee

Representative, including address:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, N.Y. 10010-3629

Attention: LCD-IBD

Title, Purchase Price and Description of Securities:

Title: Notes due 2016

Principal Amount: $2,501,000,000

Interest Rate:	5.20% from and including September 15, 2010 to but excluding February 15, 2010; 3.676% thereafter

Interest Payment Dates:	March 15 and September 15, commencing March 15, 2011, and at maturity

Interest will accrue on the Securities from and including September 15, 2010 to but excluding February 15, 2011 at the rate of 5.20% per annum and thereafter at 3.676% per annum

Maturity: June 15, 2016

Denominations:	Beneficial interests in the Securities will be held in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof

Sinking fund provisions: None

Redemption provisions: None

Provisions regarding repayment at the option of Holders: None

Closing Date, Time and Location:	10:00 A.M., New York City Time, February 15, 2011, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

I-1

SCHEDULE II

Securities

Purchaser	Principal Amount

Credit Suisse Securities (USA) LLC	$2,000,800,000
Morgan Stanley & Co. Incorporated	500,200,000

Total	$2,501,000,000

Junior Subordinated Notes

Purchaser	Principal Amount

Credit Suisse Securities (USA) LLC	$2,000,800,000
Morgan Stanley & Co. Incorporated	500,200,000

Total	$2,501,000,000

II-1

SCHEDULE III

[FORM OF PUBLIC OFFER NOTICE]

Public Offer Notice

—, 2011

Wells Fargo & Company

444 Market Street

MAC: 0195-171

San Francisco, California, 94111

Re	Notes due 2016

To Whom it may Concern:

Reference is made to the Securities Purchase and Registration Rights Agreement, dated February 10, 2011 (the “Agreement”), among Wells Fargo & Company (the “Company”), Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated.

This notice by the undersigned (the “Selling Securityholder”) constitutes a Public Offer Notice in accordance with Section 1 of the Agreement. The Selling Securityholder intends to make a public offering of the Securities as soon after the execution hereof as in the judgment of the Selling Securityholder is advisable, and initially offer the Securities on the terms set forth in the Disclosure Package and the Final Prospectus (each as defined in Annex A hereto). In accordance with Section 1 of the Agreement, the provisions of Annex A hereto shall apply to such public offering of the Securities. The “Applicable Time” shall be — [A.M.][P.M.], New York City time, [—], the “Resale Closing Date” shall be 10:00 A.M., New York City Time, [—], and all deliveries required to be made on the Resale Closing Date shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

Very truly yours,

[ ]

By:
Name:
Title:

III-1

Annex A

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Agreement.

1. Representations and Warranties. The Company represents and warrants to, and agrees with the Selling Securityholder that:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on such Form as defined in Rule 405 under the Act (Registration Statement No. 333-159736) for the registration of the Securities under the Act; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. Such registration statement, including any amendments thereto, became effective upon filing and no order suspending the effectiveness of such registration statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering has been initiated or threatened by the Commission. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to a form of prospectus included in such registration statement relating to the Securities in the form heretofore delivered to you. Such registration statement, including all exhibits thereto (but excluding the Statements of Eligibility on Form T-1), as amended at the date of the Public Offer Notice, and including any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) under the Act and deemed part of such registration statement pursuant to Rule 430B under the Act, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Basic Prospectus” and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Basic Prospectus as so supplemented) is hereinafter called the “Final Prospectus”. Any preliminary form of the Final Prospectus which has been or will be filed pursuant to Rule 424 is hereinafter called the “Preliminary Final Prospectus”. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of the Public Offer Notice, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of the Public Offer Notice, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

(b) As of the date of the Public Offer Notice, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, when, prior to the Resale Closing Date, any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Resale Closing Date, (i) the Registration Statement, as amended as of any such time, the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the Exchange Act and the respective rules thereunder and (ii) none of the Registration Statement, the Registration Statement as amended as of any such time, the Final Prospectus or the Final Prospectus as amended or supplemented as of any such time, does or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act, or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Selling Securityholder specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus (it being understood and agreed that the only such information contained in the Registration Statement or Final Prospectus furnished by the Selling Securityholder consists of such information described as such in a letter dated the Resale Closing Date (the “Blood Letter”) delivered by the Selling Securityholder to the Company).

(c) At the Applicable Time (as defined in Section 1(g) below), the Disclosure Package (as defined in Section l(g) below) does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, it being understood and agreed that the only such information furnished by the Selling Securityholder consists of the information described as such in the Blood Letter.

(d) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or l5(d) of the Exchange Act or form of prospectus) and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule l63(c) under the Act) made any offer relating to the Securities in reliance on the exemption in Rule 163 under the Act, the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Act. The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(e) At each date commencing on January 1, 2011 through and including the date of the Public Offer Notice, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Act), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein, it being understood and agreed that the only such information furnished by the Selling Securityholder consists of the information described as such in the Blood Letter.

(g) Certain Definitions. For purposes hereof:

(i) “Disclosure Package” shall mean (A) the Basic Prospectus, as amended and supplemented to the Applicable Time, (B) any Preliminary Final Prospectus, and (C) the Issuer Free Writing Prospectuses and any other information, in each case, identified in Schedule I hereto.

(ii) “Applicable Time” shall mean the Applicable Time listed in the Public Offer Notice.

(iii) “Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Act.

(iv) “Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Act, that (A) is required to be filed with the Commission by the Company or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Act because it contains a description of the Securities or the offering that does not reflect the final terms.

2. Agreements. The Company agrees with the Selling Securityholder that:

(a) The Company will provide to counsel for the Selling Securityholder one manually executed copy of the Registration Statement, including all exhibits thereto, in the form it became effective, and all amendments thereto. Prior to the Resale Closing Date, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished the Selling Securityholder a copy for its review prior to filing and the Company will not file any such proposed amendment or supplement to which the Selling Securityholder reasonably objects promptly after notice thereof. Neither the Selling Securityholder’s consent to, nor the Selling Securityholder’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 3 hereof. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed pursuant to Rule 424(b) under the Act not later than the close of business on the second business day following the execution and delivery of the Public Offer Notice. The Company will promptly advise the Selling Securityholder (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any notice that would prevent its use, or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any stop order preventing or suspending the use of any Preliminary Final Prospectus or Final Prospectus, the Company will promptly use its best efforts to obtain the withdrawal of such stop order.

(b) The Company will prepare a final term sheet in a form approved by the Selling Securityholder and to file such term sheet pursuant to Rule 433(d)(5)(ii) under the Act within the time required by such Rule. Any such final term sheet shall be an Issuer Free Writing Prospectus.

(c) If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will promptly notify the Selling Securityholder so that any use of the Disclosure Package may cease until it is amended or supplemented.

(d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act), any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company will promptly notify the Selling Securityholder and will, upon the Selling Shareholder’s request, prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Selling Securityholder’s request for, nor the Selling Securityholder’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 3 hereof.

(e) As soon as practicable, the Company will make generally available to its security holders an earnings statement or statements of the Company and its subsidiaries, which will satisfy the provisions of Section 11 (a) of the Act.

(f) The Company will furnish to the Selling Securityholder and counsel for the Selling Securityholder, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Resale Closing Date and, so long as delivery of a prospectus by an Selling Securityholder or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act), as many copies of any Preliminary Final Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus included in the Disclosure Package and any amendments thereof and supplements thereto as the Selling Securityholder may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering and the expenses incurred in distributing the Final Prospectus to the Selling Securityholder.

(g) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Selling Securityholder may designate and will maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject or subject itself to taxation in any jurisdiction where it is not now so subject.

(h) Until the business day following the Resale Closing Date or such earlier time as you may notify the Company, the Company will not, without the consent of the Selling Securityholder, offer or sell, or announce the offering of, any debt securities that are substantially similar to the Securities (other than commercial paper) and are covered by the Registration Statement or any other registration statement filed under the Act.

(i) The Company agrees that, unless it obtains the prior written consent of the Selling Securityholder, and the Selling Securityholder agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed with the Commission or retained by the Company under Rule 433 under the Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectus included in Schedule I hereto. Any such Free Writing Prospectus consented to by the Selling Securityholder or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(j) The Company will pay all expenses incident to the performance of its obligations hereunder, for any filing fees or other expenses in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Selling Securityholder may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Securities and for expenses incurred in distributing any Preliminary Final Prospectus, the Free Writing Prospectuses included in Schedule I hereto or the Final Prospectus.

3. Conditions to the Resale of the Securities.

The resale of the Securities pursuant to this Annex A shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date of the Public Offer Notice, as of the date of the effectiveness of any amendment to the Registration Statement filed after the date of the Public Offering Notice and prior to the Resale Closing Date (including the filing of any document incorporated by reference therein), and as of the Resale Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any notice under Rule 401(g)(2) under the Act that would prevent its use, shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission; the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act not later than the close of business on the second business day following the date of the Final Prospectus; and the final term sheet contemplated by Section 2(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Act.

(b) (i) The Company shall have furnished to the Selling Securityholder the opinion of Mary E. Schaffner, Senior Company Counsel of the Company, dated the Resale Closing Date, to the effect that:

(A) no consent, approval, authorization or order of any court or government agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the Blue Sky laws of any jurisdiction or FINRA regulations in connection with the purchase and distribution of the Securities by the Selling Securityholder;

(B) the number and type of equity securities the Company is authorized to issue is as set forth in the Disclosure Package and the Final Prospectus;

(C) to such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Disclosure Package or the Final Prospectus, other than as disclosed therein, and there is no contract or other document of a character required to be described or referred to in the Registration Statement or required to be filed as an exhibit thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the description thereof or references thereto are correct;

(D) the Registration Statement and any amendments thereto have become effective under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, or any notice under Rule 401(g)(2) that would prevent its use, has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the Statements of Eligibility on Form T-1, the financial statements and related notes and other financial and financial reserve information and statistical and accounting data contained therein and the statements furnished in writing to the Company by the Selling Securityholder, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

(E) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended;

(F) the statements in the Disclosure Package and the Final Prospectus (other than statements furnished in writing to the Company by or on behalf of the Selling Securityholder, it being understood and agreed that the only such information furnished by the Selling Securityholder consists of such information described as such in the Blood Letter) under the captions “Plan of Distribution” and “Description of the Notes” insofar as they purport to summarize certain provisions of documents or laws specifically referred to therein, are accurate summaries of such provisions or laws or of the sources from which such summaries were derived; and

(G) such counsel has no reason to believe that any part of the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, that the Final Prospectus, as of the date of the Public Offer Notice and as of the Resale Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case and to the extent applicable, other than the Statements of Eligibility on Form T-1, the financial statements and related notes and other financial and financial reserve information and statistical and accounting data contained therein and the statements furnished in writing to the Company by the Selling Securityholder, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Minnesota and the Delaware General Corporation Law or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of counsel who are satisfactory to counsel for the Selling Securityholder; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and public officials.

(ii) The Company shall have furnished to the Selling Securityholder the opinion of Sullivan & Cromwell LLP, counsel to the Company, dated the Resale Closing Date, to the effect that the statements in the Final Prospectus under the caption “Material United States Federal Income Tax Considerations”, insofar as they purport to constitute a summary of matters of U.S. federal income tax, constitute an accurate summary of the matters set forth therein in all material respects.

(c) The Company shall have furnished to the Selling Securityholder a certificate of the Company, signed by any Senior Vice President or Executive Vice President and the principal financial or accounting officer of the Company, dated the Resale Closing Date, to the effect that:

(i) the representations and warranties of the Company in Section 1 hereof are true and correct on and as of the Resale Closing Date, with the same effect as if made on such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Resale Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement, as amended, or notice under Rule 401(g)(2) that would prevent its use, has been issued and no proceedings for that purpose have been instituted or threatened; and

(iii) since the date of the most recent financial statements included in the Disclosure Package or the Final Prospectus, there has been no material adverse change in the condition, financial or otherwise, earnings, business, properties or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package or the Final Prospectus.

(d) On the date of the Public Offer Notice and at the Resale Closing Date, KPMG LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries, shall have furnished to the Selling Securityholder, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Selling Securityholder; provided, that the letter delivered on the Resale Closing Date shall use a “cut-off” date no more than five business days prior to the Resale Closing Date.

(e) As of the Resale Closing Date there shall not have occurred since the date of the Public Offer Notice any change in the condition, financial or otherwise, or in the earnings, business, properties, results of operations or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Disclosure Package and the Final Prospectus, as amended or supplemented as of the date of the Public Offer Notice, that, in the judgment of the Selling Securityholder, is material and adverse and that makes it, in the judgment of the Selling Securityholder, impracticable to market or sell the Securities on the terms and in the manner contemplated by Disclosure Package or the Final Prospectus, as so amended or supplemented.

4. Reimbursement of Selling Securityholder’s Expenses. If the resale of the Securities provided for herein is not consummated because any condition to the obligations of the Selling Securityholder set forth in Section 3 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Selling Securityholder upon demand for all out-of-pocket expenses (including, without limitation, reasonable fees and disbursements of counsel and those described in Section 2(j) hereof) that shall have been incurred by them in connection with the proposed resale of the Securities.

5. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Selling Securityholder and each person who controls the Selling Securityholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party to the extent set forth below, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Selling Securityholder specifically for use therein (it being understood and agreed that the only such information furnished by the Selling Securityholder consists of such information described as such in the Blood Letter). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) The Selling Securityholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Selling Securityholder, but only with reference to written information relating to the Selling Securityholder furnished to the Company by the Selling Securityholder for use in the preparation of the documents referred to in the foregoing indemnity (it being understood and agreed that the only such information furnished by the Selling Securityholder consists of such information described as such in the Blood Letter). This indemnity agreement will be in addition to any liability which the Selling Securityholder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under clause (a) or (b) of this Section 5, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under clause (a) or (b) of this Section 5. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it shall wish, jointly, with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). In any such proceeding, any indemnified party shall have the right to obtain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate identified firm (in addition to any identified local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Selling Securityholder in the case of parties to be indemnified pursuant to paragraph (a) of this Section 5 and by the Company in the case of parties to be indemnified pursuant to paragraph (b) of this Section 5. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the indemnified party.

(d) To the extent the indemnification provided for in Section 5(a) or 5(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Securityholder, on the other hand, from the offering of such Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Selling Securityholder, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the Selling Securityholder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Selling Securityholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this subsection (d), the Selling Securityholder shall not be required to contribute any amount in excess of the difference between the aggregate proceeds from the sale of the Securities sold by it and the purchase price paid by such Selling Securityholder for the Junior Subordinated Notes tendered in exchange for such Securities in accordance with Section 1 of the Agreement.

(e) The Company and the Selling Securityholder agree that it would not be just or equitable if contribution pursuant to Section 5(d) hereof were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 5(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, the Selling Securityholder shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in Section 5(d) hereof that were offered and sold to the public through the Selling Securityholder exceeds the amount of any damages that the Selling Securityholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Selling Securityholder set forth in or made pursuant to this Annex A will remain in full force and effect, regardless of any investigation made by or on behalf of the Selling Securityholder or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the resale of the Securities. The provisions of Sections 4 and 5 hereof shall survive the termination or cancellation of this Annex.

7. Successors. This Annex will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 5 hereof, and no other person will have any right or obligation hereunder.

8. Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is normally open for business.

9. Selling Securityholder Representations and Agreements.

In the event that the offer or sale of the Securities by the Selling Securityholder in a jurisdiction requires any action on the part of the Company in or with respect to such jurisdiction, the Selling Securityholder represents and agrees that it will (i) inform the Company that the Company is required to take such action prior to the time such action is required to be taken, and (ii) cooperate with and assist the Company in complying with such requirements. The Selling Securityholder agrees that it will, to the best of its knowledge and belief, comply with all applicable securities laws and regulations in force in any jurisdiction in which it purchases, offers, sells or delivers the Securities or possesses or distributes the Final Prospectus, any Free Writing Prospectus or any other offering material relating to the Securities, and will obtain any required consent, approval or permission for its purchase, offer, sale or delivery of the Securities under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes any such purchases, offers, sales or deliveries. In particular, each Selling Securityholder acknowledges, represents and agrees as set forth in the tenth through sixteenth paragraphs inclusive of the section entitled “Plan of Distribution” beginning on page S-10 of the Final Prospectus.

Each Selling Securityholder severally agrees that it will timely file with the Corporate Financing Department of the Financial Industry Regulatory Authority (the “Association”) any documents required to be filed under Rules 5110 and 5121 of the Association’s Conduct Rules relating to the offering of the Securities.

SCHEDULE I TO ANNEX A

Free Writing Prospectuses Included in Disclosure Package

Final Term Sheet dated February 10, 2011 prepared pursuant to Section 2(b) of Annex A.

A-1